SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported)           January 28, 1999


                                 Medtronic, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State of Other Jurisdiction of Incorporation)


           1-7707                                          41-0793183
    (Commission File Number)                (I.R.S. Employer Identification No.)


                          7000 Central Avenue Northeast
                          Minneapolis, Minnesota 55432
               (Address of Principal Executive Offices) (Zip Code)


                                 (612) 514-4000
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

         On January 28, 1999, Medtronic, Inc. (the "Registrant") acquired all of the outstanding stock of Arterial Vascular Engineering, Inc. ("AVE") through a merger of a newly-created subsidiary of the Registrant into AVE. Pursuant to the merger (which is being accounted for as a pooling of interests), the shareholders of AVE receive 0.76726 of a share of the Registrant's Common Stock in exchange for each of the approximately 65.9 million shares of AVE Common Stock outstanding at the time of the merger. In addition, holders of options outstanding at the time of the merger to purchase an aggregate of approximately
4.8 million shares of AVE Common Stock will receive, upon exercise of such options, the same fraction of a share of the Registrant's Common Stock. A copy of the press release announcing the closing of the merger transaction is filed as Exhibit 99 to this Form 8-K.

         AVE designs and manufactures minimally invasive solutions for the treatment of coronary artery and peripheral vascular disease and is the global technology leader in coronary stents. Its product offerings include coronary stents, balloon catheters, guidewires and guiding catheters.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired:

                  The required financial statements of AVE have been previously filed by the Registrant in the Registrant's Registration Statement on Form S-4 relating to the merger transaction (File No. 333-68677), by incorporation thereof by reference to the following AVE reports filed pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (File No. 0-27802):

                  (i) The unaudited condensed consolidated balance sheet of AVE as of September 30, 1998, and the related unaudited condensed consolidated statements of operations, stockholders' equity and cash flows for the three months ended September 30, 1998 and September 30, 1997, together with the accompanying notes, as included in AVE's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998.

                  (ii) The consolidated balance sheets of AVE as of June 30, 1998 and 1997, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the years in the three years ended June 30, 1998, together with the accompanying notes and the report of independent auditors with respect to those financial statements, as included in AVE's Annual Report on Form 10-K for the fiscal year ended June 30, 1998.

         (b)      Pro Forma Financial Information:

                  The following pro forma financial information is filed as part of this report beginning on the page following signatures:

                  (i) The unaudited pro forma condensed combined statement of operations of the Registrant for the years ended April 30, 1998, 1997 and 1996, giving effect to the merger transaction under the pooling of interests method of accounting, and the accompanying description and explanatory notes.

                  (ii) The unaudited pro forma condensed combined balance sheet of the Registrant as of October 30, 1998 and the unaudited pro forma condensed combined statement of operations of the Registrant for the six month periods ended October 31, 1998 and 1997, giving effect to the merger transaction under the pooling of interest method of accounting, and the accompanying description and explanatory notes.

         (c)      Exhibits:

                  See Exhibit Index on page following pro forma financial information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MEDTRONIC, INC.


Date:  January 28, 1999                  By       /s/ Robert L. Ryan
                                            Robert L. Ryan,
                                            Senior Vice President and Chief
                                            Financial Officer

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

         The following unaudited pro forma financial statements give effect to the mergers of Medtronic, Inc. (Medtronic) with each of Arterial Vascular Engineering, Inc. (AVE) and Sofamor Danek Group, Inc. (Sofamor Danek), each of which will be accounted for as a pooling of interests. The unaudited pro forma condensed combined balance sheets give effect to these transactions as if they had occurred on October 30, 1998. The unaudited pro forma condensed combined statements of operations give effect to these transactions as if they had occurred as of May 1, 1995, the beginning of the earliest period presented.

         The operating results for AVE have been converted as described below from its fiscal year end (June 30) to Medtronic's fiscal year end (April 30). The operating results for Sofamor Danek have been converted as described below from its fiscal year end (December 31) to Medtronic's fiscal year end (April
30).

         For pro forma purposes, (i) Medtronic's unaudited consolidated balance sheet as of October 30, 1998 has been combined with AVE's and Sofamor Danek's unaudited consolidated balance sheets as of September 30, 1998, and (ii) Medtronic's unaudited consolidated statements of operations for the six months ended October 30, 1998 and October 31, 1997 and audited statements of operations for the fiscal years ended April 30, 1998, 1997 and 1996 have been combined with AVE's and Sofamor Danek's unaudited consolidated statements of operations for the six months ended September 30, 1998 and 1997 and 12 months ended March 31, 1998, 1997 and 1996, respectively, on a pooling of interests basis.

         These pro forma financial statements are presented for illustrative purposes only and therefore are not necessarily indicative of the operating results or financial position that might have been achieved had the transactions occurred as of an earlier date, nor are they necessarily indicative of operating results or financial position that may occur in the future. These pro forma financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto of Medtronic and AVE incorporated by reference herein. AVE's recent purchases of the catheter lab business of C.R. Bard, Inc. (the "Bard Cath Lab business") and World Medical Manufacturing Corporation have not been included in the unaudited pro forma condensed combined financial statements because they do not constitute significant business combinations and disclosure is not deemed to be material. Information on the impact of these transactions is included in AVE's Current Report on Form 8-K/A that was filed with the SEC on December 14, 1998. Additional information on AVE and Sofamor Danek may be obtained through review of each company's public filings with the SEC.

         As indicated in the footnotes to these pro forma financial statements, certain pro forma adjustments have been made using a conversion ratio of 0.76726 of a share of Medtronic stock for each share of AVE stock outstanding at the effective time of the AVE merger, and a conversion ratio of 1.65159 shares of Medtronic stock for each share of Sofamor Danek stock outstanding at the effective time of the Sofamor Danek merger (in each case, the final conversion ratio calculated pursuant to the terms of each of the merger agreements).

UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEETS
October 30, 1998
(in  thousands)

                                                                                                                         Pro Forma
                                                                           Pro Forma                        Pro Forma    Medtronic,
                                                                          Medtronic and                     Medtronic     Sofamor
                                                    Sofamor    Pro Forma  Sofamor Danek           Pro Forma  and AVE   Danek and AVE
                                         Medtronic   Danek    Adjustments   Combined      AVE    Adjustments Combined     Combined
                                        --------------------------------------------------------------------------------------------
ASSETS
Current assets:
  Cash and cash equivalents              572,341     70,132                  642,473     135,555               707,896      778,028
  Short-term investments                 244,044      9,535                  253,579      96,729               340,773      350,308
  Accounts receivable, net               706,531    108,027                  814,558      90,456               796,987      905,014
  Inventories:                                                                     -
      Finished goods                     205,722     41,417                  247,139       5,486               211,208      252,625
      Work in process                     88,273      4,771                   93,044       2,786                91,059       95,830
      Raw materials                      130,596      2,704                  133,300       3,272               133,868      136,572
                                       --------------------------------------------------------------------------------------------
        Total inventories                424,591     48,892                  473,483      11,544               436,135      485,027
  Prepaid expenses and other
      current assets                     324,031     67,967                  391,998      23,729               347,760      415,727
                                       --------------------------------------------------------------------------------------------
    Total current assets               2,271,538    304,553                2,576,091     358,013             2,629,551    2,934,104
                                                                                   -
Property, plant, and equipment, net      565,107     56,449                  621,556      78,573               643,680      700,129
Goodwill and other intangible
    assets, net                          673,357    103,803                  777,160           -               673,357      777,160
Long-term investments                    210,801      1,397                  212,198           -               210,801      212,198
Other assets                             113,772     66,014                  179,786       1,341               115,113      181,127
                                       --------------------------------------------------------------------------------------------
    Total assets                       3,834,575    532,216        -       4,366,791     437,927      -      4,272,502    4,804,718
                                       ============================================================================================
                                                                                   -
LIABILITIES AND SHAREHOLDERS' EQUITY                                               -
Current liabilities:                                                               -
  Short-term borrowings                  201,320     18,085                  219,405           -               201,320      219,405
  Accounts payable                        96,179      8,909                  105,088      11,718               107,897      116,806
  Accrued liabilities                    476,594     85,605                  562,199      87,227               563,821      649,426
                                       --------------------------------------------------------------------------------------------
    Total current liabilities            774,093    112,599                  886,692      98,945               873,038      985,637
                                                                                   -
Long-term debt                            19,534     18,067                   37,601           -                19,534       37,601
Deferred tax liabilities                     509          -                      509           -                   509          509
Other long-term liabilities              130,293     20,317                  150,610           -               130,293      150,610
                                       --------------------------------------------------------------------------------------------
    Total liabilities                    924,429    150,983                1,075,412      98,945             1,023,374    1,174,357
                                                                                   -
Shareholders' equity:                                                              -
  Common stock                            48,934    182,977 (178,532) (a)     53,379          64  4,876  (b)    53,874       58,319
  Retained earnings                    2,963,360    199,682  178,532  (a)  3,341,574     339,909 (4,876) (b) 3,298,393    3,676,607
  Accumulated other non-owner
    changes in equity                    (75,998)    (1,426)                 (77,424)       (991)              (76,989)     (78,415)
  Receivable from Employee Stock
    Ownership Plan                       (26,150)         -                  (26,150)          -               (26,150)     (26,150)
                                       --------------------------------------------------------------------------------------------
    Total shareholders' equity         2,910,146    381,233        -       3,291,379     338,982      -      3,249,128    3,630,361
                                       --------------------------------------------------------------------------------------------
    Total liabilities and
      shareholders' equity             3,834,575    532,216        -       4,366,791     437,927      -      4,272,502    4,804,718
                                       ============================================================================================


(a) Reflects 26,914,000 Sofamor Danek no par common shares outstanding at September 30, 1998 exchanged for 44,450,893 Medtronic $.10 par common shares using the 1.65159 exchange ratio.

(b) Reflects 64,386,000 AVE $.001 par common shares outstanding at September 30, 1998 exchanged for 49,400,802 Medtronic $.01 par common shares using the 0.76726 exchange ratio.

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS For the Six Months Ended October 30, 1998
(in thousands)

                                                                                                                         Pro Forma
                                                                           Pro Forma                        Pro Forma    Medtronic,
                                                                          Medtronic and                     Medtronic     Sofamor
                                                    Sofamor    Pro Forma  Sofamor Danek           Pro Forma  and AVE   Danek and AVE
                                         Medtronic   Danek    Adjustments   Combined      AVE    Adjustments Combined     Combined
                                        --------------------------------------------------------------------------------------------
 Net sales                               $ 1,434,060 $ 195,230            $ 1,629,290  $ 343,145             $ 1,777,205 $1,972,435

 Costs and expenses:
   Cost of products sold                    402,085     35,883               437,968      56,573                 458,658    494,541
   Research and development expense         160,048     14,850               174,898      27,535                 187,583    202,433
   Selling, general, and administrative
     expense                                413,196     89,157               502,353      78,281                 491,477    580,634
   Non-recurring charges                     21,101      8,000                29,101           -                  21,101     29,101
   Interest expense                           5,222      1,345                 6,567           -                   5,222      6,567
   Interest income                          (17,163)         -               (17,163)     (5,274)                (22,437)   (22,437)
                                         ------------------------------------------------------------------------------------------
     Total costs and expenses               984,489    149,235             1,133,724     157,115               1,141,604  1,290,839
                                         ------------------------------------------------------------------------------------------

 Earnings before income taxes               449,571     45,995               495,566     186,030                 635,601    681,596

 Provision for income taxes                 150,136     14,371               164,507      73,438                 223,574    237,945
                                         ------------------------------------------------------------------------------------------

 Net earnings                            $  299,435 $   31,624             $ 331,059   $ 112,592               $ 412,027  $ 443,651
                                         ==========================================================================================

 Weighted average shares outstanding        479,553     26,669   17,377(c)   523,599      62,853    (14,628)(d)  527,778    571,824

 Basic Earnings per share                    $ 0.62     $ 1.19                $ 0.63      $ 1.79                  $ 0.78     $ 0.78

 Earnings per share assuming dilution        $ 0.61     $ 1.08                $ 0.62      $ 1.71                  $ 0.77     $ 0.76

 Weighted average shares outstanding
     assuming dilution                      486,909     29,194   19,022(c)   535,125      65,964    (15,352) (d) 537,521    585,737



(c) Represents 26,669,000 weighted average shares outstanding and 29,194,000 weighted average shared outstanding assuming dilution of Sofamor Danek common stock converted to 44,046,000 weighted average shares outstanding and 48,216,000 weighted average shares outstanding assuming dilution of Medtronic common stock using the 1.65159 exchange ratio.

(d) Represents 62,853,000 weighted average shares outstanding and 65,964,000 weighted average shared outstanding assuming dilution of AVE common stock converted to 48,225,000 weighted average shares outstanding and 50,612,000 weighted average shares outstanding assuming dilution of Medtronic common stock using the 0.76726 exchange ratio.

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS For the Six Months Ended October 31, 1997
(in thousands)

                                                                                                                         Pro Forma
                                                                           Pro Forma                        Pro Forma    Medtronic,
                                                                          Medtronic and                     Medtronic     Sofamor
                                                    Sofamor    Pro Forma  Sofamor Danek           Pro Forma  and AVE   Danek and AVE
                                         Medtronic   Danek    Adjustments   Combined      AVE    Adjustments Combined     Combined
                                        --------------------------------------------------------------------------------------------
 Net sales                               $ 1,377,508 $ 151,619             $ 1,529,127  $ 48,485             $ 1,425,993 $ 1,577,612

 Costs and expenses:
   Cost of products sold                    364,127     27,291                391,418     10,466                 374,593    401,884
   Research and development expense         151,820      9,589                161,409      9,600                 161,420    171,009
   Selling, general, and administrative
     expense                                417,777     71,161                488,938     14,328                 432,105    503,266
   Non-recurring charges                          -          -                      -          -                       -          -
   Interest expense                           4,661      3,045                  7,706          -                   4,661      7,706
   Interest income                          (10,331)         -                (10,331)    (1,996)                (12,327)   (12,327)
                                         -------------------------------------------------------------------------------------------
     Total costs and expenses               928,054    111,086              1,039,140     32,398                 960,452  1,071,538
                                         -------------------------------------------------------------------------------------------

 Earnings before income taxes               449,454     40,533                489,987     16,087                 465,541    506,074

 Provision for income taxes                 155,095     12,476                167,571      5,631                 160,726    173,202
                                         -------------------------------------------------------------------------------------------

 Net earnings                             $ 294,359   $ 28,057              $ 322,416   $ 10,456               $ 304,815  $ 332,872
                                         ===========================================================================================

 Weighted average shares outstanding        476,872     24,786   16,150 (e)   517,808     59,366  (13,817) (f)   522,421    563,357

 Basic Earnings per share                    $ 0.62     $ 1.13                 $ 0.62     $ 0.18                  $ 0.58     $ 0.59

 Earnings per share assuming dilution        $ 0.61     $ 1.05                 $ 0.61     $ 0.16                  $ 0.57     $ 0.58

 Weighted average shares outstanding
     assuming dilution                      484,847     26,696   17,394 (e)   528,937     64,005  (14,897) (f)   533,955    578,045


(e) Represents 24,786,000 weighted average shares outstanding and 26,696,000 weighted average shared outstanding assuming dilution of Sofamor Danek common stock converted to 40,936,000 weighted average shares outstanding and 44,090,000 weighted average shares outstanding assuming dilution of Medtronic common stock using the 1.65159 exchange ratio.

(f) Represents 59,366,000 weighted average shares outstanding and 64,005,000 weighted average shared outstanding assuming dilution of AVE common stock converted to 45,549,000 weighted average shares outstanding and 49,108,000 weighted average shares outstanding assuming dilution of Medtronic common stock using the 0.76726 exchange ratio.

UNAUDITED PRO FORMA  COMBINED  CONDENSED  STATEMENT OF OPERATIONS
For the Fiscal Year Ended April 30, 1998
(in thousands)

                                                                                                                         Pro Forma
                                                                           Pro Forma                        Pro Forma    Medtronic,
                                                                          Medtronic and                     Medtronic     Sofamor
                                                    Sofamor    Pro Forma  Sofamor Danek           Pro Forma  and AVE   Danek and AVE
                                         Medtronic   Danek    Adjustments   Combined      AVE    Adjustments Combined     Combined
                                        --------------------------------------------------------------------------------------------
 Net sales                               $ 2,783,371 $ 331,596             $ 3,114,967  $ 227,991             $3,011,362 $3,342,958

 Costs and expenses:
   Cost of products sold                    760,016     61,446                821,462      45,668                805,684    867,130
   Research and development expense         317,957     21,251                339,208      28,732                346,689    367,940
   Selling, general, and administrative
     expense                                809,546    155,939                965,485      61,881                871,427  1,027,366
   Non-recurring charges                    192,400          -                192,400           -                192,400    192,400
   Interest expense                           9,756      5,498                 15,254           -                  9,756     15,254
   Interest income                          (22,927)         -                (22,927)     (4,438)               (27,365)   (27,365)
                                        -------------------------------------------------------------------------------------------
     Total costs and expenses             2,066,748    244,134              2,310,882     131,843              2,198,591  2,442,725
                                         -------------------------------------------------------------------------------------------

 Earnings before income taxes               716,623     87,462                804,085      96,148                812,771    900,233

 Provision for income taxes                 249,746     26,957                276,703      35,696                285,442    312,399
                                         -------------------------------------------------------------------------------------------

 Net earnings                             $ 466,877   $ 60,505             $  527,382    $ 60,452              $ 527,329  $ 587,834
                                         ===========================================================================================

 Weighted average shares outstanding        477,243     25,039   16,314  (g)  518,596      61,136   (14,229)(h)  524,150    565,503

 Basic Earnings per share                    $ 0.98     $ 2.42                 $ 1.02      $ 0.99                 $ 1.01     $ 1.04

 Earnings per share assuming dilution        $ 0.96     $ 2.22                 $ 1.00      $ 0.93                 $ 0.99     $ 1.02

 Weighted average shares outstanding
      assuming dilution                     484,126     27,197   17,721  (g)  529,044      64,675   (15,052)(h)  533,749    578,667


(g) Represents 25,039,000 weighted average shares outstanding and 27,197,000 weighted average shared outstanding assuming dilution of Sofamor Danek common stock converted to 41,353,000 weighted average shares outstanding and 44,918,000 weighted average shares outstanding assuming dilution of Medtronic common stock using the 1.65159 exchange ratio.

(h) Represents 61,136,000 weighted average shares outstanding and 64,675,000 weighted average shared outstanding assuming dilution of AVE common stock converted to 46,907,000 weighted average shares outstanding and 49,623,000 weighted average shares outstanding assuming dilution of Medtronic common stock using the 0.76726 exchange ratio.

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
For the Fiscal Year Ended April 30, 1997
(in thousands)

                                                                                                                         Pro Forma
                                                                           Pro Forma                        Pro Forma    Medtronic,
                                                                          Medtronic and                     Medtronic     Sofamor
                                                    Sofamor    Pro Forma  Sofamor Danek           Pro Forma  and AVE   Danek and AVE
                                         Medtronic   Danek    Adjustments   Combined      AVE    Adjustments Combined     Combined
                                        --------------------------------------------------------------------------------------------
 Net sales                               $2,609,361  $ 260,066            $2,869,427   $ 75,123               $2,684,484 $2,944,550

Costs and expenses:
   Cost of products sold                    692,964     46,759               739,723     13,991                  706,955    753,714
   Research and development expense         299,662     17,018               316,680      8,792                  308,454    325,472
   Selling, general, and administrative
     expense                                807,852    125,109               932,961     18,593                  826,445    951,554
   Non-recurring charges                          -     50,000                50,000          -                        -     50,000
   Interest expense                          11,254      4,143                15,397          -                   11,254     15,397
   Interest income                          (34,047)         -               (34,047)    (4,255)                 (38,302)   (38,302)
                                         -------------------------------------------------------------------------------------------
     Total costs and expenses             1,777,685    243,029             2,020,714     37,121                1,814,806  2,057,835
                                         -------------------------------------------------------------------------------------------

 Earnings before income taxes               831,676     17,037               848,713     38,002                  869,678    886,715

 Provision for income taxes                 287,092      3,181               290,273     13,286                  300,378    303,559
                                         -------------------------------------------------------------------------------------------

 Net earnings                            $  544,584   $ 13,856             $ 558,440   $ 24,716               $  569,300  $ 583,156
                                         ===========================================================================================

 Weighted average shares outstanding        485,506     24,384   15,888 (i)  525,778     57,647    (13,417) (j)  529,736    570,008

 Basic Earnings per share                    $ 1.12     $ 0.57                $ 1.06     $ 0.43                   $ 1.07     $ 1.02

 Earnings per share assuming dilution        $ 1.10     $ 0.53                $ 1.04     $ 0.39                   $ 1.05     $ 1.00

 Weighted average shares outstanding
     assuming dilution                      494,019     26,137   17,031 (i)  537,187     62,905    (14,641) (j)  542,283    585,451


(i) Represents 24,384,000 weighted average shares outstanding and 26,137,000 weighted average shared outstanding assuming dilution of Sofamor Danek common stock converted to 40,272,000 weighted average shares outstanding and 43,168,000 weighted average shares outstanding assuming dilution of Medtronic common stock using the 1.65159 exchange ratio.

(j) Represents 57,647,000 weighted average shares outstanding and 62,905,000 weighted average shared outstanding assuming dilution of AVE common stock converted to 44,230,000 weighted average shares outstanding and 48,264,000 weighted average shares outstanding assuming dilution of Medtronic common stock using the 0.76726 exchange ratio.

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
For the Fiscal Year Ended April 30, 1996
(in thousands)

                                                                                                                         Pro Forma
                                                                           Pro Forma                        Pro Forma    Medtronic,
                                                                          Medtronic and                     Medtronic     Sofamor
                                                    Sofamor    Pro Forma  Sofamor Danek           Pro Forma  and AVE   Danek and AVE
                                         Medtronic   Danek    Adjustments   Combined      AVE    Adjustments Combined     Combined
                                        --------------------------------------------------------------------------------------------
Net sales                                $ 2,326,836 $ 199,077              $2,525,913   $ 44,128             $2,370,964 $2,570,041

Costs and expenses:
   Cost of products sold                     664,531     40,906                705,437      9,726                674,257    715,163
   Research and development expense          263,933     14,264                278,197      5,379                269,312    283,576
   Selling, general, and administrative
     expense                                 747,245     93,166                840,411      6,545                753,790    846,956
   Non-recurring charges                           -          -                      -          -                      -          -
   Interest expense                           10,531      3,400                 13,931          -                 10,531     13,931
   Interest income                           (31,124)         -                (31,124)      (502)               (31,626)   (31,626)
                                          -----------------------------------------------------------------------------------------
     Total costs and expenses              1,655,116    151,736              1,806,852     21,148              1,676,264  1,828,000
                                          -----------------------------------------------------------------------------------------

 Earnings before income taxes                671,720     47,341                719,061     22,980                694,700    742,041

 Provision for income taxes                  235,582     10,677                246,259      7,762                243,344    254,021
                                          -----------------------------------------------------------------------------------------

 Net earnings                              $ 436,138   $ 36,664              $ 472,802   $ 15,218              $ 451,356  $ 488,020
                                          =========================================================================================

 Weighted average shares outstanding         482,923     23,934   15,595 (k)   522,452     42,184   (9,818) (l)  515,289    554,818

 Basic Earnings per share                     $ 0.90     $ 1.53                 $ 0.90     $ 0.36                 $ 0.88     $ 0.88

 Earnings per share assuming dilution         $ 0.89     $ 1.44                 $ 0.88     $ 0.28                 $ 0.84     $ 0.85

 Weighted average shares outstanding
     assuming dilution                       492,209     25,533   16,637 (k)   534,379     54,773  (12,748) (l)  534,234    576,404


(k) Represents 23,934,000 weighted average shares outstanding and 25,533,000 weighted average shared outstanding assuming dilution of Sofamor Danek common stock converted to 39,529,000 weighted average shares outstanding and 42,170,000 weighted average shares outstanding assuming dilution of Medtronic common stock using the 1.65159 exchange ratio.

(l) Represents 42,184,000 weighted average shares outstanding and 54,773,000 weighted average shared outstanding assuming dilution of AVE common stock converted to 32,366,000 weighted average shares outstanding and 42,025,000 weighted average shares outstanding assuming dilution of Medtronic common stock using the 0.76726 exchange ratio.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 1

         The unaudited pro forma financial statements give effect to the mergers of Medtronic with each of AVE and Sofamor Danek Group, Inc. (Sofamor Danek) using the pooling of interests method of accounting. The unaudited pro forma condensed combined balance sheets give effect to these transactions as if they had occurred on October 30, 1998. The unaudited pro forma condensed combined statements of operations give effect to these transactions as if they had occurred as of May 1, 1995, the beginning of the earliest period presented.

         The pro forma financial statements are presented for illustrative purposes only and therefore are not necessarily indicative of the operating results or financial position that might have been achieved had the transactions occurred as of an earlier date, nor are they necessarily indicative of operating results or financial position that may occur in the future.

         These pro forma financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto of Medtronic and AVE incorporated by reference herein. Additional information on Sofamor Danek may be obtained through review of Sofamor Danek's public filings with the Securities and Exchange Commission.

NOTE 2

         The unaudited pro forma condensed combined balance sheets reflect Medtronic's unaudited consolidated balance sheet as of October 30, 1998 combined with AVE's and Sofamor Danek's unaudited consolidated balance sheets as of September 30, 1998.

NOTE 3

         The unaudited pro forma condensed combined statements of operations reflect Medtronic's unaudited consolidated statements of operations for the six months ended October 30, 1998 and October 31, 1997 and audited statements of operations for the fiscal years ended years ended April 30, 1998, 1997 and 1996 combined with AVE's and Sofamor Danek's unaudited consolidated statements of operations for the six months ended September 30, 1998 and 1997 and 12 months ended March 31, 1998, 1997 and 1996, respectively, on a pooling of interests basis.

NOTE 4

         The unaudited pro forma condensed combined financial statements do not give effect to AVE's acquisition of the Bard Cath Lab business which was consummated on October 1, 1998. The Bard Cath Lab acquisition has not been included in the unaudited pro forma condensed combined financial statements because it does not constitute a significant business combination and disclosure is not deemed to be material. The Bard Cath Lab business includes a broad range of catheter-based technologies including PTCA balloon catheters, guidewires, guide catheters, coronary diagnostic catheters and guidewires, introducers and vessel closure devices, coronary stents, and various other components and accessories. AVE's acquisition of the Bard Cath Lab business was accounted for as a purchase business combination. The purchase price of $550 million (which is subject to adjustment) was allocated to tangible net assets of $54 million, in process research and development of $95 million, intangible assets of $73 million and goodwill of $328 million. The in-process research and development charge of $95 million was recorded by AVE in October 1998.

         On December 14, 1998, AVE acquired World Medical Manufacturing Corporation (World Medical), a manufacturer of medical devices for the treatment of abdominal aortic aneurysms, for approximately $71 million in AVE common stock. The World Medical acquisition has not been included in the unaudited pro forma condensed combined financial statements because it does not constitute a significant business combination and disclosure is not deemed to be material. In connection with the purchase business combination, AVE recorded an in-process research and development charge of approximately $46 million.

NOTE 5

         In addition to professional fees and change-in-control payments in connection with the AVE transaction, Medtronic expects that there will be additional costs incurred related to closing duplicate facilities and eliminating duplicate administrative functions.

NOTE 6

         The accounting policies of the separate companies are currently being studied from a conformity perspective. The impact of conforming accounting principles, if any, is not expected to be material.

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                  EXHIBIT INDEX

                                       to

                                    FORM 8-K


                                 MEDTRONIC, INC.




Exhibit Number    Exhibit Description

     2 Agreement and Plan of Merger dated November 29, 1998, by and among Medtronic, Inc., AVE Group, Inc. and MAV Merger Corp.--incorporated by reference to Exhibit 2 to the Registrant's Registration Statement on Form S-4, Reg. No. 333-69271.

     99   Press release dated January 28, 1999.